INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Tax Status [Line Items]
INCOME TAX STATUS

NOTE 5:	INCOME TAX STATUS

The Plan received its most recent determination letter from the Internal Revenue Service (“IRS”) dated December 16, 2019 stating that the Plan is qualified under Section 401(a) of the Code, and therefore, the related Trust is exempt from taxation under section 501(a) of the Code. Subsequent to this determination by the IRS, the Plan was amended, and Plan management believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Code, and that the Plan and related Trust continue to be tax exempt.

U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the organization has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no IRS audits for any tax periods in progress.

As of the date these financial statements were available to be issued, the nondiscrimination testing for the Plan year ended December 31, 2025, had not yet been completed. The Plan Administrator is in the process of completing the required testing. If the Plan fails any of the applicable tests, corrective actions, such as the return of excess contributions or qualified nonelective contributions, may be required. The financial impact of any such corrective actions, is not considered to be significant.